                                                                   EXHIBIT 10.29

================================================================================


                                WARRANT AGREEMENT


                           Dated as of August 6, 1999


                                 By and Between


                    MATTRESS DISCOUNTERS HOLDING CORPORATION


                                       and


                       STATE STREET BANK AND TRUST COMPANY


                                as Warrant Agent


                            ----------------------


  Warrants to Purchase Class A Common Stock, Par Value $.01 Per Share and Class
                     L Common Stock Par Value $.01 Per Share


================================================================================

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----
                                    ARTICLE I

                     ISSUANCE, FORM, EXECUTION, DELIVERY AND
                      REGISTRATION OF WARRANT CERTIFICATES

SECTION 1.01.    Issuance of Warrants.........................................2
SECTION 1.02.    Form of Warrant Certificates.................................2
SECTION 1.03.    Execution of Warrant Certificates............................3
SECTION 1.04.    Authentication and Delivery..................................3
SECTION 1.05.    Temporary Warrant Certificates...............................4
SECTION 1.06.    Separation of Warrants and Notes.............................4
SECTION 1.07.    Registration.................................................5
SECTION 1.08.    Registration of Transfers or Exchanges.......................5
SECTION 1.09.    Lost, Stolen, Destroyed, Defaced or Mutilated Warrant
                     Certificates............................................10
SECTION 1.10.    Offices for Exercise, etc. .................................11
SECTION 1.11.    Book-Entry Provisions for Global Warrants...................12

                                   ARTICLE II

                 DURATION, EXERCISE OF WARRANTS; EXERCISE PRICE
                           AND REPURCHASE OF WARRANTS

SECTION 2.01.    Duration of Warrants........................................13
SECTION 2.02.    Exercise, Exercise Price, Settlement and Delivery...........13
SECTION 2.03.    Cancellation of Warrant Certificates........................17
SECTION 2.04.    Notice of an Exercise Event.................................17

                                   ARTICLE III

                          OTHER PROVISIONS RELATING TO
                          RIGHTS OF HOLDERS OF WARRANTS

SECTION 3.01.    Enforcement of Rights.......................................17

                                   ARTICLE IV

                        CERTAIN COVENANTS OF THE COMPANY

SECTION 4.01.    Payment of Taxes............................................18

                                                                            Page

SECTION 4.02.    Rules 144 and 144A..........................................18
SECTION 4.03.    Form of Initial Public Equity Offering......................18
SECTION 4.04.    Registration of Shares......................................18

                                    ARTICLE V

                                   ADJUSTMENTS

 SECTION 5.01.   Adjustment of Exercise Rate; Notices........................19
 SECTION 5.02.   Fractional Shares...........................................25
 SECTION 5.03.   Certain Distributions.......................................25

                                   ARTICLE VI

                          CONCERNING THE WARRANT AGENT

SECTION 6.01.    Warrant Agent...............................................26
SECTION 6.02.    Conditions of Warrant Agent's Obligations...................26
SECTION 6.03.    Resignation and Appointment of Successor....................30

                                   ARTICLE VII

                                  MISCELLANEOUS

SECTION 7.01.    Amendment...................................................31
SECTION 7.02.    Notices and Demands to the Company and Warrant Agent........32
SECTION 7.03.    Addresses for Notices to Parties and for Transmission of
                     Documents...............................................32
SECTION 7.04.    Notices to Holders..........................................33
SECTION 7.05.    APPLICABLE LAW; SUBMISSION TO JURISDICTION..................33
SECTION 7.06.    Persons Having Rights Under Agreement.......................33
SECTION 7.07.    Headings....................................................33
SECTION 7.08.    Counterparts................................................33
SECTION 7.09.    Inspection of Agreement.....................................34
SECTION 7.10.    Availability of Equitable Remedies..........................34
SECTION 7.11.    Obtaining of Governmental Approvals.........................34


EXHIBIT A -      Form of Warrant Certificate.................................A-1
EXHIBIT B -      Form of Legend for Global Warrant...........................B-1
EXHIBIT C -      Certificate To Be Delivered upon

                   Exchange or Registration of Trans-
                     fer of Warrants.........................................C-1
EXHIBIT D -      Form of Transferee Certificate for
                   Institutional Accredited Investors........................D-1
EXHIBIT E -      Form of Transferee Certificate for
                   Regulation S Transfers....................................E-1

                             INDEX OF DEFINED TERMS
                             ----------------------


Defined Term                                                            Section
------------                                                            -------
Affiliate.........................................................      5.01(b)
Agreement.........................................................      Recitals
Business Day......................................................      2.01
Capital Stock.....................................................      5.01(1)
Cashless Exercise.................................................      2.02(c)
Cashless Exercise Ratio...........................................      2.02(c)
Common Stock......................................................      Recitals
Company...........................................................      Recitals
Current Market Value..............................................      5.01(1)
Definitive Warrants...............................................      1.02
Distribution......................................................      5.03
Distribution Rights...............................................      5.03
Election To Exercise..............................................      2.02(b)
Exercisability Date...............................................      2.02(a)
Exercise Date.....................................................      2.02(d)
Exercise Event....................................................      2.02(a)
Exercise Price....................................................      2.02(a)
Exercise Rate.....................................................      2.02(a)
Expiration Date...................................................      2.01
Fundamental Transaction...........................................      5.01(d)
Global Shares.....................................................      2.02(f)
Global Warrants...................................................      1.02
IAI Global Warrant................................................      1.03
Indenture.........................................................      Recitals
Independent Financial Expert......................................      5.01(1)
Initial Public Equity Offering....................................      2.02(a)
Initial Purchasers................................................      Recitals
Notes.............................................................      Recitals
Notice Date.......................................................      2.05(b)
Officers' Certificate.............................................      1.08(d)
144A Global Warrant...............................................      1.03
Person............................................................      2.02(a)
Private Placement Legend..........................................      1.08(g)
Prospectus........................................................      4.02
Registrar.........................................................      1.07
Registration Rights Agreement.....................................      Recitals
Regulation S Global Warrant.......................................      1.03
Related Parties...................................................      6.02(e)

Requisite Warrant Holders.........................................      7.01
Resale Restriction Termination Date...............................      1.08
Securities Act....................................................      1.06
Separability Date.................................................      1.06
Separation........................................................      1.06
Shares............................................................      1.01
Subject Class.....................................................      4.04
Surviving Person..................................................      5.01(d)
Time of Determination.............................................      5.01(1)
Trustee...........................................................      Recitals
Units.............................................................      Recitals
Warrant Agent.....................................................      Recitals
Warrant Agent Office..............................................      1.10
Warrant Certificates..............................................      Recitals
Warrant Exercise Office...........................................      2.02(b)
Warrant Register..................................................      1.07
Warrants..........................................................      Recitals

                                WARRANT AGREEMENT


                  WARRANT AGREEMENT, dated as of August 6, 1999 by and between MATTRESS DISCOUNTERS HOLDING CORPORATION, a Virginia corporation (together with any successor thereto, "Holdings"), and STATE STREET BANK AND TRUST COMPANY, as
                        --------
warrant agent (with any successor Warrant Agent, the "Warrant Agent").
                                                      -------------

                  WHEREAS, Holdings, Mattress Discounters Corporation (the "Company") and the guarantors party thereto have entered into a purchase
 -------
agreement (the "Purchase Agreement") dated August 3, 1999 with Chase Securities
                ------------------
Inc. ("CSI"), CIBC World Markets Corp., and BancBoston Robertson Stephens Inc. (collectively, the "Initial Purchasers") in which the Company and Holdings have
                    ------------------
agreed to sell to the Initial Purchasers 140,000 units (the "Units") consisting
                                                             -----
in the aggregate of (i) $140,000,000 aggregate principal amount of 12 5/8% Senior Notes due 2007 (the "Notes") of the Company to be issued under an
                            -----
indenture dated as of August 6, 1999 (the "Indenture"), between the Company and
                                           ---------
State Street Bank and Trust Company, as trustee (in such capacity, the "Trustee"), and (ii) Warrants (the "Warrants"), each Warrant initially entitling
 -------                            --------
the holder thereof to purchase 4.850 shares of Class A Common Stock, par value $.01 per share of Holdings (the "Class A Common Stock") and 0.539 shares of
                                 --------------------
Class L Common Stock, par value $0.01 per share of Holdings (the "Class L Common
                                                                  --------------
Stock") (collectively, the "Common Stock"), of Holdings. The certificates
-----                       ------------
evidencing the Warrants are herein referred to collectively as the "Warrant
                                                                    -------
Certificates"; and
------------

                  WHEREAS, each Unit will consist of one Note in the principal amount of $1,000 and one Warrant; the Notes and the Warrants comprising part of the Units shall not be separately transferable until the Separability Date (as defined below); and

                  WHEREAS, the holders of the Warrants are entitled to the benefits of a Common Stock Registration Rights Agreement dated as of August 6, 1999 between Holdings, certain investors in Holdings and the Initial Purchasers (the "Registration Rights Agreement"); and
      -----------------------------

                  WHEREAS, Holdings desires the Warrant Agent as warrant agent to assist Holdings in connection with the issuance, exchange, cancellation, replacement and exercise of the Warrants, and in this Agreement wishes to set forth, among other things, the terms and conditions on which the Warrants may be issued, exchanged, cancelled, replaced and exercised;

                  NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                     ISSUANCE, FORM, EXECUTION, DELIVERY AND
                      REGISTRATION OF WARRANT CERTIFICATES
                     ---------------------------------------

                  SECTION 1.01. Issuance of Warrants. Warrants comprising part
                                --------------------
of the Units shall be originally issued in connection with the issuance of the Units and such Warrants shall not be separately transferable from the Notes until on or after the Separability Date as provided in Section 1.06 hereof.

                  Each Warrant Certificate shall evidence the number of Warrants specified therein, and each Warrant evidenced thereby shall, when exercisable as provided herein and therein, represent the right, subject to the provisions contained herein and therein, to purchase from Holdings (and Holdings shall issue and sell to the holder of such Warrant upon exercise thereof) 4.850 fully paid, registered and non-assessable shares of Holdings' Class A Common Stock at an exercise price of $0.01 per share and 0.539 fully paid, registered and non-assessable shares of Holdings' Class L Common Stock at an exercise price of $0.01 per share. The number of Shares issuable upon exercise of a Warrant is subject to adjustment as provided herein and in the Warrant. The shares purchasable upon exercise of a Warrant are hereinafter referred to as the "Shares" and, unless the context otherwise requires, such term shall also
 ------
include any other securities or property purchasable and deliverable upon exercise of a Warrant as provided in Article V, subject to adjustment as provided herein and in the Warrant.

                  SECTION 1.02. Form of Warrant Certificates. The Warrant
                                ----------------------------
Certificates will initially be issued either in global form as 144A Global Warrants, IAI Global Warrants or Regulation S Global Warrants (collectively, the "Global Warrants"), substantially in the form of Exhibit A hereto, or in
 ---------------                                 ---------
registered form as definitive Warrant Certificates (the "Definitive Warrants")
                                                         -------------------
substantially in the form of Exhibit A attached hereto. Any Global Warrants to
                             ---------
be delivered pursuant to this Agreement shall bear the legend set forth in Exhibit B attached hereto. Such Global Warrants shall represent such of the
---------
outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent and the Depository (as defined below) in accordance with instructions given by the holder thereof. The Depository Trust Company shall act as the Depository with respect to the Global Warrants until a successor shall be appointed by Holdings and the Warrant Agent. Upon written request, a holder of record of Warrants may receive from the Warrant Agent or the Depository Definitive Warrants as set forth in Section 1.08 hereof.

                  "144A Global Warrant" means a permanent global security in
                   -------------------
registered form representing the aggregate principal amount of Warrants sold in reliance on Rule 144A.

                  "IAI Global Warrant" means a permanent global security in
                   ------------------
registered form representing the aggregate principal amount of Warrants sold to Institutional Accredited Investors.

                  "Regulation S Global Warrant" means a permanent global
                   ---------------------------
security in registered form representing the aggregate principal amount of Warrants sold in reliance on Regulation S under the Securities Act.

                  SECTION 1.03. Execution of Warrant Certificates. The Warrant
                                ---------------------------------
Certificates shall be executed on behalf of Holdings by the chairman of its Board of Directors, its president or any vice president and attested by its secretary or assistant secretary. Such signatures may be the manual or facsimile signatures of the present or any future such officers. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of any Warrant Certificate that has been duly countersigned and delivered by the Warrant Agent.

                  In case any officer of Holdings who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificate so signed shall be countersigned and delivered by the Warrant Agent or disposed of by Holdings, such Warrant Certificate nevertheless may be countersigned and delivered or disposed of as though the person who signed such Warrant Certificate had not ceased to be such officer of Holdings; and any Warrant Certificate may be signed on behalf of Holdings by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of Holdings, although at the date of the execution and delivery of this Agreement any such person was not such an officer.

                  SECTION 1.04. Authentication and Delivery. Subject to the
                                ---------------------------
immediately following paragraph, Warrant Certificates shall be authenticated by manual signature and dated the date of authentication by the Warrant Agent and shall not be valid for any purpose unless so authenticated and dated. The Warrant Certificates shall be numbered and shall be registered in the Warrant Register (as defined in Section 1.07 hereof).

                  Upon the receipt by the Warrant Agent of a written order of Holdings, which order shall be signed by the chairman of its Board of Directors, its president or any vice president and attested by its secretary or assistant secretary, and shall specify the amount of Warrants to be authenticated, whether the Warrants are to be Global Warrants or Definitive Warrants, the date of such Warrants and such other information as the Warrant Agent may reasonably request, without any further action by Holdings, the Warrant Agent is authorized, upon receipt from Holdings at any time and from time to time of the Warrant Certificates, duly executed as provided in Section 1.03 hereof, to authenticate the Warrant Certificates and upon the holder's request deliver them. Such authentication shall be by a duly authorized signatory of the Warrant Agent (although it shall not be necessary for the same signatory to sign all Warrant Certificates).

                  In case any authorized signatory of the Warrant Agent who shall have authenticated any of the Warrant Certificates shall cease to be such authorized signatory before the Warrant Certificate shall be disposed of by Holdings or the Warrant Agent, such Warrant Certifi-cate nevertheless may be delivered or disposed of as though the person who authenticated such Warrant Certificate had not ceased to be such authorized signatory of the Warrant Agent; and any Warrant Certificate may be authenticated on behalf of the Warrant Agent by such persons as, at the actual time of authentication of such Warrant Certificates, shall be the duly authorized signatories of the Warrant Agent, although at the time of the execution and delivery of this Agreement any such person is not such an authorized signatory.

                  The Warrant Agent's authentication on all Warrant Certificates shall be in substantially the form set forth in Exhibit A hereto.
                                                ---------

                  SECTION 1.05. Temporary Warrant Certificates. Pending the
                                ------------------------------
preparation of definitive Warrant Certificates, Holdings may execute, and the Warrant Agent shall authenticate and deliver, temporary Warrant Certificates, which are printed, lithographed, typewritten or otherwise produced, substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Warrant Certificates may determine, as evidenced by their execution of such Warrant Certificates.

                  If temporary Warrant Certificates are issued, Holdings will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates at any office or agency maintained by Holdings for that purpose pursuant to Section 1.10 hereof. Subject to the provisions of Section 4.01 hereof, such exchange shall be without charge to the holder. Upon surrender for cancellation of any one or more temporary Warrant Certificates, Holdings shall execute, and the Warrant Agent shall authenticate and deliver in exchange therefor, one or more definitive Warrant Certificates representing in the aggregate a like number of Warrants. Until so exchanged, the holder of a temporary Warrant Certificate shall in all respects be entitled to the same benefits under this Agreement as a holder of a definitive Warrant Certificate.

                  SECTION 1.06. Separation of Warrants and Notes. The Notes and
                                --------------------------------
the Warrants will not be separately transferable until the Separability Date. "Separability Date" shall mean the earliest to occur of: (1) 180 days after the
 -----------------
Issue Date (as defined in the Indenture); (2) the occurrence of a Change of Control (as defined in the Indenture); (3) the occurrence of an Event of Default (as defined in the Indenture); (4) the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") with respect
                                                   --------------
to the Notes or the Exchange Notes (as defined in the Indenture); or (5) such earlier date as determined by Chase Securities Inc. in its discretion and specified to Holdings, the Trustee, the Warrant Agent and the Unit Agent in writing. The surrender of a Unit certificate for separate Warrant certificates and Note certificates is herein referred to as a "Separation." Holdings shall
                                                  ----------
promptly notify the Warrant Agent of the Separability Date. Following the Separability Date, no Unit certificates shall be issued.

                  SECTION 1.07. Registration. Holdings will keep, at the office
                                ------------
or agency maintained by Holdings for such purpose, a register or registers in which, subject to such reasonable regulations as it may prescribe, Holdings shall provide for the registration of, and registration of transfer and exchange of, Warrants as provided in this Article. Each person designated by Holdings from time to time as a person authorized to register the transfer and exchange of the Warrants is hereinafter called, individually and collectively, the "Registrar." Holdings hereby initially appoints the Warrant Agent as Registrar.
 ---------
Upon written notice to the Warrant Agent and any acting Registrar, Holdings may appoint a successor Registrar for such purposes.

                  Holdings will at all times designate one person (who may be Holdings and who need not be a Registrar) to act as repository of a master list of names and addresses of the holders of Warrants (the "Warrant Register"). The
                                                        ----------------
Warrant Agent will act as such repository unless and until some other person is, by written notice from Holdings to the Warrant Agent and the Registrar, designated by Holdings to act as such. Holdings shall cause each Registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such Registrar, as may be necessary to enable such repository to maintain the Warrant Register on as current a basis as is practicable.

                  SECTION 1.08.     Registration of Transfers or Exchanges.
                                    --------------------------------------

                  (a) Transfer or Exchange of Definitive Warrants. When
                      -------------------------------------------
Definitive Warrants are presented to the Warrant Agent with a request from the holder:

           (i)    to register the transfer of the Definitive Warrants; or

          (ii) to exchange such Definitive Warrants for an equal number of Definitive Warrants of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if the requirements under this Warrant Agreement as set forth in this Section
1.08 hereof for such transactions are met; provided, however, that the
                                           --------  -------
Definitive Warrants presented or surrendered by a holder for registration of transfer or exchange:

         (x) shall be duly endorsed or accompanied by a written instruction of transfer or exchange in form satisfactory to Holdings and the Warrant Agent, duly executed by such holder or by his attorney, duly authorized in writing; and

         (y) in the case of Warrants the offer and sale of which have not been registered under the Securities Act and are presented for transfer or exchange prior to (X) the date which is two years (or such shorter period as may be prescribed by Rule 144(k) (or any successor provision thereto)) after the later of the date of original issuance of the Warrants and the last date on which Holdings or any affiliate of Holdings was the owner of such Warrants, or any predecessor thereto, and (Y) such later date, if any, as may be required by any subsequent change in applicable law (the

                  "Resale Restriction Termination Date"), such Warrants shall be
                   -----------------------------------
                  accompanied by the following additional information and documents, as applicable:

                  (A) if such Warrants are being delivered to the Warrant Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit C hereto); or
                              ---------

                  (B) if such Warrants are being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) (a "QIB") in accordance with Rule 144A under the Securities Act, a certification from the transferor to that effect (in substantially the form of Exhibit C hereto); or
                                   ---------

                  (C) if such Warrants are being transferred to an institutional "accredited investor" within the meaning of subparagraphs (a)(1), (a)(2), (a)(3) or
                           (a)(7) of Rule 501 under the Securities Act (an "Institutional Accredited Investor"), delivery by the transferor of a certification to that effect (in substantially the form of Exhibit C hereto), and
                                                     ---------
                           delivery by the proposed transferee of a Transferee Certificate for Institutional Accredited Investors (in substantially the form of Exhibit D hereto); or
                                                         ---------

                  (D) if such Warrants are being transferred in reliance on Regulation S under the Securities Act, delivery by the transferor of a certification to that effect (in substantially the form of Exhibit C hereto), and a
                                                     ---------
                           Certificate for Regulation S Transfers in the form of Exhibit E hereto; or
                           ---------

                  (E) if such Warrants are being transferred in reliance on Rule 144 under the Securities Act, delivery by the transferor of (i) a certification from the transferor to that effect (in substantially the form of Exhibit
                                                                        -------
                           C hereto), and (ii) an opinion of counsel reasonably
                           -
                           satisfactory to Holdings to the effect that such transfer is in compliance with the Securities Act; or

                  (F) if such Warrants are being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification from the transferor to that effect (in substantially the form of Exhibit C hereto) and an opinion of counsel
                              ---------
                           reasonably satisfactory to Holdings to the effect that such transfer is in compliance with the Securities Act; provided that Holdings may, based
                                           --------
                           upon the views of its own counsel, instruct the Warrant Agent not to register such transfer in any case where the proposed transferee is not a QIB, Non-U.S. Person or Institutional Accredited Investor.

                  (b) Restrictions on Transfer of a Definitive Warrant for a
                      ------------------------------------------------------
Beneficial Interest in a Global Warrant. A Definitive Warrant may not be
---------------------------------------
transferred by a holder for a beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with:

                  (A) certification from such holder (in substantially the form of Exhibit C hereto) that such Definitive
                                   ---------
                           Warrant is being transferred to (I) a QIB in accordance with Rule 144A under the Securities Act,
                           (II) to an Accredited Investor or (III) in an offshore transaction in reliance on Regulation S and, with respect to (II) or (III), at the option of Holdings or the Warrant Agent, an Opinion of Counsel reasonably acceptable to Holdings to the effect that such transfer is in compliance with the Securities Act; and

                  (B) written instructions directing the Warrant Agent to make, or to direct the Depository to make, an endorsement on the applicable Global Warrant to reflect an increase in the aggregate amount of the Warrants represented by the Global Warrant, then the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the number of Shares represented by the applicable Global Warrant to be increased accordingly. If no 144A Global Warrant, IAI Global Warrant or Regulation S Global Warrant is then outstanding, Holdings shall issue and the Warrant Agent shall upon written instructions from the Company authenticate a new Global Warrant in the appropriate amount.

                  (c) Transfer or Exchange of Global Warrants. The transfer or
                      ---------------------------------------
exchange of Global Warrants or beneficial interests therein shall be effected through the Depository, in accordance with this Section 1.08, the Private Placement Legend, this Agreement (including the restrictions on transfer set forth herein) and the procedures of the Depository therefor. Upon receipt by the Registrar or Co-Registrar of written instructions, or such other instruction as is customary for the Depository, from the Depository or its nominee, requesting the registration of transfer of an interest in a 144A Global Warrant, an IAI Global Warrant or Regulation S Global Warrant, as the case may be, to another type of Global Warrant, together with the applicable Global Warrants (or, if the applicable type of Global Warrant required to represent the interest as requested to be obtained is not then outstanding, only the Global Warrant representing the interest being transferred), the Registrar or Co-Registrar shall reflect on its books and records (and the applicable Global Warrant) the applicable increase and decrease of the principal amount of Warrants represented by such types of Global Warrants, giving effect to such transfer. If the applicable type of Global Warrant required to represent the interest as requested to be obtained is not outstanding at the time of such request, Holdings shall issue and the Warrant Agent shall, upon written instructions from Holdings in accordance with Section 1.08, authenticate a new Global Warrant of such type in principal amount equal to the principal amount of the interest requested to be transferred.

                  (d) Transfer or Exchange of a Beneficial Interest in a Global
                      ---------------------------------------------------------
Warrant for a Definitive Warrant.
--------------------------------

         (i) Any person having a beneficial interest in a Global Warrant may transfer or exchange such beneficial interest for a
                  Definitive Warrant; provided, however, that prior to the
                                      --------  -------
                  Registration, a transferee that is a QIB or Institutional
                  Accredited Investor may not exchange a beneficial interest in a Global Warrant for a Definitive Warrant until receipt by the Warrant Agent of written instructions or such other form of instructions as is customary for the Depository from the Depository or its nominee on behalf of any person having a beneficial interest in a Global Warrant, including a written order containing registration instructions and, in the case of any such transfer or exchange of a beneficial interest in Warrants the offer and sale of which have not been registered under the Securities Act, the following additional information and documents:

                  (A) if such beneficial interest is being transferred to the person designated by the Depository as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit C
                                                                     ---------
                           hereto); or

                  (B) if such beneficial interest is being transferred in reliance on Regulation S under the Securities Act, delivery by the transferor of (i) a certification to that effect (in substantially the form of Exhibit C
                                                                     ---------
                           hereto), and (ii) a Certificate for Regulation S Transfers in the form of Exhibit E hereto; or
                                                    ---------
                  (C) if such beneficial interest is being transferred in reliance on Rule 144 under the Securities Act, delivery by the transferor of (i) a certification to that effect (in substantially the form of Exhibit C
                                                                     ---------
                           hereto) and (ii) an opinion of counsel reasonably satisfactory to Holdings to the effect that such transfer is in compliance with the Securities Act; or

                  (D) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification from the transferor to that effect (in substantially the form of Exhibit C hereto) and an opinion of
                                       ---------
                           counsel reasonably satisfactory to Holdings to the effect that such transfer is in compliance with the Securities Act; provided that Holdings may instruct
                                           --------
                           the Warrant Agent not to register such transfer in any case where the proposed transferee is not a QIB, Non-U.S. Person or Institutional Accredited Investor.

                  then the Warrant Agent will cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the aggregate amount of the Global Warrant to be reduced and, following such reduction, Holdings will execute and, upon receipt of an authentication order in the form of an officers' certificate (a certificate signed by two officers of such company, one of whom must be the principal executive officer, principal financial officer or principal accounting officer) (an "Officers' Certificate"), the Warrant Agent will
                       ---------------------
                  authenticate and deliver to the transferee a Definitive Warrant. The Warrant Agent shall not be deemed to have knowledge of any registration under the Securities Act unless it receives an Officers' Certificate specifying such registration.

          (ii) Definitive Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 1.08(d) shall be registered in such names and in such authorized denominations as the Depository, shall instruct the Warrant Agent in writing. The Warrant Agent shall deliver such Definitive Warrants to the persons in whose names such Warrants are so registered and adjust the Global Warrant pursuant to paragraph (h) of this Section 1.08.

                  (e) Restrictions on Transfer or Exchange of Global Warrants.
                      -------------------------------------------------------
Notwithstanding any other provisions of this Agreement (other than the provisions set forth in subsection (f) of this Section 1.08), a Global Warrant may not be transferred or exchanged as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                  (f) Authentication of Definitive Warrants in Absence of
                      ---------------------------------------------------
Depository. If at any time:
----------
           (i) the Depository for the Global Warrants notifies Holdings and the Warrant Agent that the Depository is unwilling or unable to continue as Depository for the Global Warrants and a successor Depository for the Global Warrants is not appointed by Holdings within 90 days after delivery of such notice; or

          (ii) Holdings, at its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants for all Global Warrants under this Agreement,

then Holdings will execute, and the Warrant Agent will, upon receipt of an Officers' Certificate requesting the authentication and delivery of Definitive Warrants, authenticate and deliver Definitive Warrants, in an aggregate number equal to the aggregate number of warrants represented by the Global Warrant, in exchange for such Global Warrant.

                  (g) Private Placement Legend. Upon the registration of
                      ------------------------
transfer, exchange or replacement of Warrant Certificates not bearing the legend set forth in the first paragraph of Exhibit A attached hereto (the "Private
                                    ---------                       -------
Placement Legend"), the Warrant Agent shall deliver Warrant Certificates that do
----------------
not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Warrant Certificates bearing the Private Placement Legend, the Warrant Agent shall deliver Warrant Certificates that bear the Private Placement Legend un-less, and the Warrant Agent is hereby authorized to deliver Warrant Certificates without the Private Placement Legend if, (i) the requested transfer is not prior to the date which is two years (or such shorter period as may be prescribed by Rule 144(k) (or any successor provision thereto) under the Securities Act or any successor provision thereunder) after the later of the original Issue Date of the Warrants or the last day on which Holdings or any of its Affiliates was the owner of the Warrant or any predecessor security, (ii) there is delivered to the Warrant Agent an opinion of counsel reasonably satisfactory to Holdings and the Warrant Agent to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) the Warrants to be transferred or exchanged represented by such Warrant Certificates are being transferred or exchanged pursuant to an effective registration statement under the Securities Act.

                  (h) Cancellation or Adjustment of a Global Warrant. At such
                      ----------------------------------------------
time as all beneficial interests in a Global Warrant have either been exchanged for Definitive Warrants, redeemed, repurchased or cancelled, such Global Warrant shall be returned to Holdings or, upon written order to the Warrant Agent in the form of an Officers' Certificate from Holdings, retained and cancelled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Definitive Warrants, redeemed, repurchased or cancelled, the number of Warrants represented by such Global Warrant shall be reduced and an endorsement shall be made on such Global Warrant by the Warrant Agent to reflect such reduction.

                  (i)  Obligations with Respect to Transfers or Exchanges of
                       -----------------------------------------------------
                       Definitive Warrants.
                       -------------------

           (i) To permit registrations of transfers or exchanges, Holdings shall execute, at the Warrant Agent's request, and the Warrant Agent shall authenticate Definitive Warrants and Global Warrants.

          (ii) All Definitive Warrants and Global Warrants issued upon any registration, transfer or exchange of Definitive Warrants or Global Warrants shall be the valid obligations of Holdings, entitled to the same benefits under this Warrant Agreement as the Definitive Warrants or Global Warrants surrendered upon the registration of transfer or exchange.

         (iii) Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and Holdings may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant, and neither the Warrant Agent nor Holdings shall be affected by notice to the contrary.

                  "Depository" means, with respect to the Warrants issued in the
                   ----------
form of one or more Global Securities, The Depository Trust Company or another Person designated as Depository by Holdings, which must be a clearing agency registered under the Exchange Act.

                  SECTION 1.09. Lost, Stolen, Destroyed, Defaced or Mutilated
                                ---------------------------------------------
Warrant Certificates. Upon receipt by Holdings and the Warrant Agent (or any
--------------------
agent of Holdings or the

Warrant Agent, if requested by Holdings) of evidence satisfactory to them of the loss, theft, destruction, defacement, or mutilation of any Warrant Certificate and of an indemnity bond satisfactory to them and, in the case of mutilation or defacement, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to Holdings or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser or holder in due course,
                                   ---- ----
Holdings shall execute, and an authorized signatory of the Warrant Agent shall manually authenticate and deliver, in exchange for or in lieu of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, a new Warrant Certificate representing a like number of Warrants, bearing a number or other distinguishing symbol not contemporaneously outstanding. Upon the issuance of any new Warrant Certificate under this Section in a name other than the prior registered holder of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, Holdings may require the payment from the holder of such Warrant Certificate of a sum sufficient to cover any tax, stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent and the Registrar) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute an additional contractual obligation of Holdings, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this
Section 1.09 are exclusive with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates.

                  The Warrant Agent is hereby authorized to authenticate in accordance with the provisions of this Agreement, and deliver the new Warrant Certificates required pursuant to the provisions of this Section.

                  SECTION 1.10. Offices for Exercise, etc. So long as any of the
                                -------------------------
Warrants remain outstanding, Holdings will designate and maintain in the Borough of Manhattan, The City of New York: (a) an office or agency where the Warrant Certificates may be presented for exercise, (b) an office or agency where the Warrant Certificates may be presented for registration of transfer and for exchange (including the exchange of temporary Warrant Certificates for definitive Warrant Certificates pursuant to Section 1.05 hereof), and (c) an office or agency where notices and demands to or upon Holdings in respect of the Warrants or of this Agreement may be served. Holdings may from time to time change or rescind such designation, as it may deem desirable or expedient; provided, however, that an office or agency shall at all times be maintained in
--------  -------
the Borough of Manhattan, The City of New York, as provided in the first sentence of this Section. In addition to such office or offices or agency or agencies, Holdings may from time to time designate and maintain one or more additional offices or agencies within or outside The City of New York, where Warrant Certificates may be presented for exercise or for registration of transfer or for exchange, and Holdings may from time to time change or rescind such designa-
tion, as it may deem desirable or expedient. Holdings will give to the Warrant Agent written notice of the location of any such office or agency and of any change of location thereof. Holdings hereby designates the Warrant Agent at its corporate trust office identified at 61 Broadway, 15th Floor, New York, New York 10006 (the "Warrant Agent Office"), as the initial agency maintained for each
            --------------------
such purpose. In case Holdings shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notice may be served at the Warrant Agent Office and Holdings appoints the Warrant Agent as its agent to receive all such presentations, surrenders, notices and demands.

                  SECTION 1.11. Book-Entry Provisions for Global Warrants. (a)
                                -----------------------------------------
The Global Warrants initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Warrant Agent as custodian for such Depository and (iii) bear legends as set forth in Exhibit B.
---------
                  Members of, or participants in, the Depository ("Participants") shall have no rights under this Warrant Agreement with respect
  ------------
to any Global Warrant held on their behalf by the Depository, or the Warrant Agent as its custodian, or under the Global Warrant, and the Depository may be treated by Holdings, the Warrant Agent and any agent of Holdings or the Warrant Agent as the absolute owner of the Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent Holdings, the Warrant Agent or any agent of Holdings or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and Participants, the operation of customary practices governing the exercise of the rights of a beneficial owner in a Global Warrant.

                  (b) Transfers of Global Warrants shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Warrants may be transferred or exchanged for Definitive Warrants in accordance with the rules and procedures of the Depository and the provisions of Section 1.08; provided,
                                                                     --------
however, that Definitive Warrants shall be transferred to all beneficial owners
-------
in exchange for their beneficial interests in Global Warrants if (i) the Depository notifies Holdings that it is unwilling or unable to continue as Depository for any Global Warrant and a successor Depository is not appointed by Holdings within 90 days of such notice, (ii) Holdings, at its option, notifies the Warrant Agent in writing that it elects to cause the issuance of the Warrants as Definitive Warrants or (iii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depository to issue Definitive Warrants.

                  (c) In connection with any transfer or exchange of a portion of the beneficial interest in a Global Warrant to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or more Definitive Warrants are to be issued) reflect on its books and records the date and a decrease in the principal amount of such Global Warrant in an amount equal to the principal amount of the beneficial interest in the Global Warrant to be transferred, and Holdings shall exe-cute, and the Warrant Agent shall authenticate and deliver, one or more Definitive Warrants of like tenor and amount.

                  (d) In connection with the transfer of Global Warrants as an entirety to beneficial owners pursuant to paragraph (b) of this Section 1.11, the Global Warrants shall be deemed to be surrendered to the Warrant Agent for cancellation, and Holdings shall execute, and the Warrant Agent shall upon written instructions from Holdings authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Warrants, an equal aggregate principal amount of Definitive Warrants of authorized denominations.

                  (e) Any Definitive Warrants constituting a Restricted Security delivered in exchange for an interest in a Global Security pursuant to paragraph
(c) of this Section 1.11 shall, except as otherwise provided by Section 1.08, bear the Private Placement Legend.

                  (f) The Holder of any Global Warrant may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Warrant Agreement or the Warrants and the Warrant Agent is entitled to rely upon any electronic instructions from beneficial owners to the Holder of any Global Warrant.

                                   ARTICLE II

                 DURATION, EXERCISE OF WARRANTS; EXERCISE PRICE
                           AND REPURCHASE OF WARRANTS
                    ---------------------------------------

                  SECTION 2.01. Duration of Warrants. Subject to the terms and
                                --------------------
conditions established herein, the Warrants shall expire at 5:00 p.m., New York City time, on July 15, 2007. The applicable date of expiration of a particular Warrant is referred to herein as the "Expiration Date" of such Warrant. Each
                                      ---------------
Warrant may be exercised on any Business Day (as defined below) on or after the Exercisability Date (as defined in Section 2.02) and on or prior to the close of business on the Expiration Date.

                  Any Warrant not exercised before the close of business on the Expiration Date shall become void, and all rights of the holder under the Warrant Certificate evidencing such Warrant and under this Agreement shall cease.

                  "Business Day" shall mean any day on which (i) banks in New
                   ------------
York City, Hartford, Connecticut and Boston, Massachusetts (ii) the principal U.S. securities exchange or market, if any, on which any Common Stock is listed or admitted to trading and (iii) the principal U.S. securities exchange or market, if any, on which the Warrants are listed or admitted to trading are open for business.

                  SECTION 2.02. Exercise, Exercise Price, Settlement and
                                ----------------------------------------
Delivery. (a) Subject to the provisions of this Agreement, a holder of a Warrant
--------
shall have the right to pur-
chase from Holdings on or after the Exercisability Date and on or prior to the close of business on the Expiration Date the number of fully paid, registered and non-assessable shares of Common Stock specified in Section 1.01, subject to adjustment in accordance with Article V hereof, at the purchase price of $0.01 for each share purchased (the "Exercise Price"). The number of Shares for which
                               --------------
a particular Warrant may be exercised (the "Exercise Rate") shall be subject to
                                            -------------
adjustment from time to time as set forth in Article V hereof.

                  "Exercisability Date" means, with respect to each Warrant, the
                   -------------------
date as of which both of the following shall have occurred (whether before or on such date): (i) the Separability Date and (ii) an Exercise Event.

                  "Exercise Event" means, with respect to each Warrant, the date
                   --------------
of the occurrence of the earliest of: (1) an Initial Public Equity Offering, (2) a class of equity securities of Holdings is listed on a United States national securities exchange or authorized for quotation on the Nasdaq National Market or is otherwise subject to registration under the Exchange Act or (3) the Separability Date. Holdings will promptly notify the Warrant Agent of an Exercise Event.

                  "Initial Public Equity Offering" means a primary public
                   ------------------------------
offering (whether or not underwritten, but excluding any offering pursuant to Form S-8 under the Securities Act or any other publicly registered offering pursuant to the Securities Act pertaining to an issuance of shares of capital stock of Holdings or securities exercisable therefor under any benefit plan, employee compensation plan, or employee or director stock purchase plan) of common stock of Holdings pursuant to an effective registration statement under the Securities Act in which Holdings' receives aggregate gross proceeds of at least $30.0 million.

                  "Registrable Securities" means any of (i) the Common Stock
                   ----------------------
issued and issuable upon exercise of the Warrants and (ii) any other securities issued or issuable with respect to the Warrants or Warrant Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the offering of such securities by the holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such holder pursuant to such registration statement, (b) such securities have been sold to the public pursuant to, or are eligible for sale to the public without volume or manner of sale restrictions under, Rule 144(k) (or any similar provision then in force, but not Rule 144A) promulgated under the Securities Act, (c) such securities shall have been otherwise transferred and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by Holdings or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force or
(d) such securities shall have ceased to be outstanding.

                  "Person" means any individual, corporation, partnership,
                   ------
limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity, including any predecessor of any such entity.

                  (b) Warrants may be exercised on or after the date they are exercisable hereunder by (i) surrendering at any office or agency maintained for that purpose by Holdings pursuant to Section 1.10 (each a "Warrant Exercise
                                                           ----------------
Office") the Warrant Certificate evidencing such Warrants with the form of
------
election to exercise Shares set forth on the reverse side of the Warrant Certificate (the "Election to Exercise") duly completed and signed by the
                  --------------------
registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and in the case of a transfer, such signature shall be guaranteed by an eligible guarantor institution, and (ii) paying in full the Exercise Price for each such Warrant exercised. Each Warrant may be exercised only in whole. No exercise of Warrants may be effected which does not call for the issuance of a number of shares of Class A Common Stock and a number of shares of Class L Common Stock in direct proportion (subject only to rounding with respect to fractional shares) to the aggregate number of shares of Class A Common Stock and the aggregate number of shares of Class L Common Stock then issuable upon exercise of the Warrants evidenced by the relevant Warrant Certificate.

                  (c) Simultaneously with the exercise of each Warrant, payment in full of the aggregate Exercise Price may be made, at the option of the holder, (i) by wire transfer or by certified check, (ii) by the surrender (which surrender shall be evidenced by cancellation of the number of Warrants represented by any Warrant Certificate presented in connection with a Cashless Exercise) of a Warrant or Warrants (represented by one or more Warrant Certificates), and without payment of the Exercise Price in cash, for such number of Shares equal to the product of (1) the number of Shares for which such Warrant is exercisable with payment in cash of the aggregate Exercise Price as of the date of exercise and (2) the Cashless Exercise Ratio or (iii) with any combination of (i) and (ii). For purposes of this Agreement, the "Cashless
                                                                  --------
Exercise Ratio" shall equal a fraction, the numerator of which is the excess of
--------------
the Current Market Value per share of the Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Current Market Value per share of the Common Stock on the date of exercise. An exercise of a Warrant in accordance with the immediately preceding sentences is herein called a "Cashless Exercise." Upon surrender of a
                                        -----------------
Warrant Certificate representing more than one Warrant in connection with the holder's option to elect a Cashless Exercise, the number of Shares deliverable upon a Cashless Exercise shall be equal to the Cashless Exercise Ratio multiplied by the product of (a) the number of Warrants that the holder specifies is to be exercised pursuant to a Cashless Exercise and (b) the number of Shares for which such Warrant is then exercisable (without giving effect to the Cashless Exercise option). All provisions of this Agreement shall be applicable with respect to an exercise of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. No payment or adjustment shall be made on account of any dividends on the Shares issued upon exercise of a Warrant. If Holdings has not effected the registration under the Securities Act of the offer and sale of the Shares by Holdings to the holders of the Warrants upon the exercise thereof, Holdings may elect to require that holders of the Warrants effect the exercise of the Warrants solely pursuant to the Cashless Exercise option and may also amend the Warrants to eliminate the requirement for payment of the Exercise Price with respect such Cashless Exercise option. The Warrant Agent shall have no obligation under this section to calculate the Cashless Exercise Ratio. Holdings shall calculate the Exercise Price and the Cashless Exercise Ratio whenever such calculation is necessary and shall deliver an Officers' Certificate to the Warrant Agent specifying such numbers.

                  (d) Upon such surrender of a Warrant Certificate and payment and collection of the Exercise Price at any Warrant Exercise Office (other than any Warrant Exercise Office that also is an office of the Warrant Agent), such Warrant Certificate and payment shall be promptly delivered to the Warrant Agent. The "Exercise Date" for a Warrant shall be the date when all of the items
            -------------
referred to in the first sentence of paragraphs (b) and (c) of this Section 2.02 are received by the Warrant Agent at or prior to 11:00 a.m., New York City time, on a Business Day and the exercise of the Warrants will be effective as of such Exercise Date. If any items referred to in the first sentence of paragraphs (b) and (c) are received after 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date, if all of the items referred to in the first sentence of paragraphs (b) and (c) are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

                  (e) Upon the exercise of a Warrant in accordance with the terms hereof, the receipt of a Warrant Certificate and payment of the Exercise Price (or election of the Cashless Exercise option), the Warrant Agent shall:
(i) except to the extent exercise of the Warrant has been effected through Cashless Exercise, cause an amount equal to the aggregate Exercise Price to be paid to Holdings by crediting the same to the account designated by Holdings in writing to the Warrant Agent for that purpose; (ii) advise Holdings immediately by telephone of the amount so deposited to Holdings' account and promptly confirm such telephonic advice in writing; and (iii) as soon as practicable, advise Holdings in writing of the number of Warrants exercised in accordance with the terms and conditions of this Agreement and the Warrant Certificates, the instructions of each exercising holder of the Warrant Certificates with respect to delivery of the Shares to which such holder is entitled upon such exercise, and such other information as Holdings shall reasonably request.

                  (f) Subject to Section 5.02 hereof, as soon as practicable after the exercise of any Warrant or Warrants in accordance with the terms hereof, Holdings shall issue or cause to be issued to or upon the written order of the registered holder of the Warrant Certificate evidencing such exercised Warrant or Warrants, a certificate or certificates evidencing the Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of the Warrant Certificate. Such certificate or certificates evidencing the Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Shares as of the close of business on the Exercise Date; the Shares may initially be issued in global form (the "Global Shares"). Such Global Shares shall represent such of the outstanding
 -------------
Shares as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Shares from time to time endorsed thereon and that the aggregate amount of outstanding Shares represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Share to reflect the amount of any increase or decrease in the amount of outstanding Shares represented thereby shall be made by the registrar for the Shares and the Depository (referred to below) in accordance with instructions given by the holder thereof. The Depository Trust Company shall (if possible) act as the Depository with respect to the Global Shares until a successor shall be appointed by Holdings and the registrar for the Shares. After such exercise of any Warrant or Shares, Holdings shall also issue or cause to be issued to or upon the written order of the registered holder of such Warrant Certificate, a new Warrant Certificate, countersigned by the Warrant Agent pursuant to written instruction, evidencing the number of Warrants, if any, remaining unexercised unless such Warrants shall have expired.

                  SECTION 2.03. Cancellation of Warrant Certificates. In the
                                ------------------------------------
event Holdings shall purchase or otherwise acquire Warrants, the Warrant Certificates evidencing such Warrants may thereupon be delivered to the Warrant Agent, and if so delivered, shall at Holdings' written instruction be canceled by it and retired. The Warrant Agent shall cancel all Warrant Certificates properly surrendered for exchange, substitution, transfer or exercise in accordance with its customary procedures.

                  SECTION 2.04. Notice of an Exercise Event. Holdings shall, as
                                ---------------------------
soon as practicable after the occurrence of an Exercise Event, send or cause to be sent to each holder of Warrants, by first-class mail, at the addresses appearing on the Warrant Register, a notice prepared by Holdings advising such holder of the Exercise Event which has occurred, which notice shall describe the type of Exercise Event and the date of the occurrence thereof, as applicable, and the date of expiration of the right to exercise the Warrants prominently set forth in the face of such notice. Holdings agrees to make available the foregoing right notwithstanding any other provision herein to the contrary.

                                   ARTICLE III

                          OTHER PROVISIONS RELATING TO
                          RIGHTS OF HOLDERS OF WARRANTS
                          -----------------------------

                  SECTION 3.01. Enforcement of Rights. (a) Notwithstanding any
                                ---------------------
of the provisions of this Agreement, any holder of any Warrant Certificate, without the consent of the Warrant Agent, the holder of any Shares or the holder of any other Warrant Certificate, may, in and for his own behalf, enforce, and may institute and maintain any suit, action or proceeding against Holdings suitable to enforce, his right to exercise the Warrant or Warrants evidenced by his Warrant Certificate in the manner provided in such Warrant Certificate and in this Agreement.

          (b) Neither the Warrants nor any Warrant Certificate shall entitle the holders thereof to any of the rights of a holder of Shares, including, without limitation, the right to vote or to receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of Holdings or any other matter, or any rights whatsoever as stockholders of Holdings, except as expressly provided herein (including Section 5.03 hereof).

                                  ARTICLE IV

                       CERTAIN COVENANTS OF THE COMPANY
                       --------------------------------

          SECTION 4.01. Payment of Taxes. Holdings will pay all documentary
                        ----------------
stamp taxes attributable to the initial issuance of Warrants and of the Shares upon the exercise of Warrants; provided, however, that Holdings shall not be
                               --------  -------
required to pay any tax or other governmental charge which may be payable in respect of any transfer or exchange of any Warrant Certificates or any certificates for Shares in a name other than the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant. In any such case, no transfer or exchange shall be made unless or until the person or persons requesting issuance thereof shall have paid to Holdings the amount of such tax or other governmental charge or shall have established to the satisfaction of Holdings that such tax or other governmental charge has been paid or an exemption is available therefrom.

          SECTION 4.02. Rules 144 and 144A. Holdings covenants that it will file
                        ------------------
the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time Holdings is not required to file such reports, it will, upon the request of any holder or beneficial owner of Warrants, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act.

          SECTION 4.03. Form of Initial Public Equity Offering. Holdings agrees
                        --------------------------------------
that it will not make an Initial Public Equity Offering of any class of its Capital Stock (other than the class to which the Shares belong) without amending the terms of Holdings' certificate of incorporation to provide that the Shares are convertible into the class of Capital Stock subject to the Initial Public Equity Offering (the "Subject Class") on a share-for-share basis and that the
                      -------------
rights, conditions and privileges of the Subject Class shall not be adverse to the holders of the Shares.

          SECTION 4.04. Registration of Shares. Holdings agrees that it will
                        ----------------------
comply with all applicable laws, including the Securities Act and any applicable state securities laws, in connection with any offer and sale of Common Stock (and other securities and property deliverable) upon exercise of the Warrants.

                                   ARTICLE V

                                  ADJUSTMENTS
                                  -----------


          SECTION 5.01. Adjustment of Exercise Rate; Notices. The Exercise Rate
                        ------------------------------------
is subject to adjustment from time to time as provided in this Section.

          (a)  Adjustment for Change in Capital Stock. If, after the date
               --------------------------------------
hereof, Holdings:

          (i) pays a dividend or makes a distribution on any of its Common Stock in shares of any of its Common Stock (other than any such dividend to the extent covered by Section 5.03);

          (ii) subdivides any of its outstanding shares of Common Stock into a greater number of shares;

          (iii) combines any of its outstanding shares of Common Stock into a smaller number of shares;

          (iv) pays a dividend or makes a distribution on any of its Common Stock in shares of any of its Capital Stock (as defined below) (other than Common Stock or rights, warrants, or options for its Common Stock to the extent such issuance or distribution is covered by Section 5.03); or

          (v) issues by reclassification of any of its Common Stock any shares of any of its Capital Stock;

then the Exercise Rate in effect immediately prior to such action for each Warrant then outstanding shall be adjusted so that the holder of a Warrant thereafter exercised may receive the number of shares of Capital Stock of Holdings which such holder would have owned immediately following such action if such holder had exercised the Warrant immediately prior to such action or immediately prior to the record date applicable thereto, if any (regardless of whether the Warrants then outstanding are then exercisable and without giving effect to the Cashless Exercise option). If there are no outstanding shares of Common Stock that are of the same class as the Shares at the time of any such action and such action has therefore been taken only in respect of the Shares, the adjustment shall relate to the Shares in their same form if it would not frustrate the intent and purposes of this Section 5.01.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. In the event that such dividend or distribution is not so paid or made or such subdivision, combination or reclassification is not effected, the Exercise Rate shall again be adjusted to be the Exercise Rate which would then be in effect if such record date or effective date had not been so fixed.

          If after an adjustment a holder of a Warrant upon exercise of such Warrant may receive shares of two or more classes of Capital Stock of Holdings, the Exercise Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Article V with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this Article V.

          (b) Adjustment for Sale of Common Stock Below Current Market Value.
              --------------------------------------------------------------
If, after the date hereof, Holdings grants or sells to any Affiliate of Holdings (other than a wholly-owned subsidiary) any Common Stock or any securities convertible into or exchangeable or exercisable for any Common Stock at a price below the then Current Market Value (other than (1) pursuant to the exercise of the Warrants, (2) pursuant to any security convertible into, or exchangeable or exercisable for shares of Common Stock outstanding as of the date of this Agreement, (3) upon the conversion, exchange or exercise of any convertible, exchangeable or exercisable security as to which upon the issuance thereof an adjustment pursuant to this Article V has been made and (4) upon the conversion, exchange or exercise of convertible, exchangeable or exercisable securities of Holdings outstanding on the date of this Agreement (to the extent in accordance with the terms of such securities as in effect on the date of this Agreement), the Exercise Rate for each Warrant then outstanding shall be adjusted in accordance with the formula:

                          E' =  E x     (O + N)
                                   -------------------
                                     (O + (N x P/M))

where:

E'   =    the adjusted Exercise Rate for such class of Common Stock;

E    =    the then current Exercise Rate for such class of Common Stock;

O    =    the number of shares of such class of Common Stock outstanding on a fully diluted basis (disregarding for this purpose the convertibility of shares of Class L Common Stock into Class A Common Stock) immediately prior to the sale of Common Stock or issuance of securities convertible, exchangeable or exercisable for Common Stock;

N    =    the number of shares of such class of Common Stock so sold or the maximum stated number of shares of Common Stock issuable upon the conversion, exchange or exercise of any such convertible, exchangeable or exercisable securities, as the case may be (disregarding for this purpose the convertibility of shares of Class L Common Stock into Class A Common Stock);

P    =    the proceeds per share of Common Stock received by Holdings, which (i)
          in the case of shares of Common Stock is the amount received by Holdings in consideration for the sale and issuance of such shares; and (ii) in the case of securities convertible into or exchangeable or exercisable for shares of Common Stock is the amount received by Holdings in consideration for the sale and issuance of such convertible or exchangeable or exercisable securities, plus the minimum aggregate amount of additional consideration, other than the surrender of such convertible or exchangeable securities, payable to the Company upon exercise, conversion or exchange thereof; and

M    =    the Current Market Value as of the Time of Determination or at the
          time of sale, as the case may be.

          The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, warrants or options to which this paragraph (b) applies or upon consummation of the sale of Common Stock, as the case may be. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Exercise Rate for each Warrant then outstanding shall be readjusted to the Exercise Rate which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Exercise Rate for each Warrant then outstanding shall again be adjusted to be the Exercise Rate which would then be in effect if such date fixed for determination of stockholders entitled to receive such rights or warrants had not been so fixed.

          No adjustment shall be made under this paragraph (b) if the application of the formula stated above in this paragraph (b) would result in a value of E' that is lower than the value of E.

          No adjustment in the Exercise Rate shall be made under this paragraph
(b) upon the conversion, exchange or exercise of options to acquire shares of Common Stock by officers, directors or employees of Holdings; provided that the
                                                              --------
exercise price of such options, at the time of issuance thereof, is at least equal to the then Current Market Value of the Common Stock underlying such options.

          "Affiliate" of any specified Person means any other Person which,
           ---------
directly or indirectly, controls, is controlled by or is under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms
             -------
"controlling," "controlled by" and "under common control with") when used with
 -----------    -------------       -------------------------
respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

          (c) Notice of Adjustment. Whenever the Exercise Rate is adjusted,
              --------------------
Holdings shall promptly mail to holders of Warrants then outstanding at the addresses appearing on the Warrant Register a notice of the adjustment. Holdings shall file with the Warrant Agent and any other Registrar such notice and a certificate from Holdings' independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct. Neither the Warrant Agent nor any such Registrar shall be under any duty or responsibility with respect to any such certificate except to exhibit the same during normal business hours to any holder desiring inspection thereof.

          (d) Reorganization of Company; Special Distributions. (i) If Holdings,
              ------------------------------------------------
in a single transaction or through a series of related transactions, merges, consolidates or amalgamates with or into any other person or sells, assigns, transfers, leases, conveys or otherwise disposes of all or substantially all of its properties and assets to another person or group of affiliated persons or is a party to a merger or binding share exchange which reclassifies or changes its outstanding Common Stock (a "Fundamental Transaction"), as a condition to
                             -----------------------
consummating any such transaction the person formed by or surviving any such consolidation or merger if other than Holdings or the person to whom such transfer has been made (the "Surviving Person") shall enter into a supplemental
                             ----------------
warrant agreement. The supplemental warrant agreement shall provide (a) that the holder of a Warrant then outstanding may exercise it for the kind and amount of securities, cash or other assets which such holder would have received immediately after the Fundamental Transaction if such holder had exercised the Warrant immediately before the effective date of the transaction (regardless of whether the Warrants are then exercisable and without giving effect to the Cashless Exercise option, assuming (to the extent applicable) that such holder
(i) was not a constituent person or an affiliate of a constituent person to such transaction, (ii) made no election with respect thereto, and (iii) was treated alike with the plurality of non-electing holders, and (b) that the Surviving Person shall succeed to and be substituted to every right and obligation of Holdings in respect of this Agreement and the Warrants. The supplemental warrant agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article V. The Surviving Person shall mail to holders of Warrants at the addresses appearing on the Warrant Register a notice briefly describing the supplemental warrant agreement. If the issuer of securities deliverable upon exercise of Warrants is an affiliate of the Surviving Person, that issuer shall join in the supplemental warrant agreement.

          (ii) Notwithstanding the foregoing, if Holdings enters into a Fundamental Transaction with another Person (other than a subsidiary of Holdings) and consideration is payable to holders of shares of Capital Stock (or other securities or property) issuable or deliverable upon exercise of the Warrants that are exercisable in exchange for their shares in connection with such Fundamental Transaction which consists solely of cash, then the holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of such shares (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event, less the Exercise Price therefor. Upon receipt of such payment, if any, the rights of a holder of such a Warrant shall terminate and cease and such holder's Warrants shall expire.

          (iii) If this paragraph (d) applies, it shall supersede the application of paragraph (a) of this Section 5.01.

          (e) Company Determination Final. Any determination that Holdings or
              ---------------------------
the Board of Directors of Holdings must make pursuant to this Article V is conclusive.

          (f) Warrant Agent's Adjustment Disclaimer. The Warrant Agent has no
              -------------------------------------
duty to determine when an adjustment under this Article V should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether a supplemental warrant agreement under paragraph (f) need be entered into or whether any provisions of any supplemental warrant agreement are correct. The Warrant Agent shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for Holdings' failure to comply with this Article V.

          (g) Adjustment for Tax Purposes. Holdings may make such increases in
              ---------------------------
the Exercise Rate, in addition to those otherwise required by this Section, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

          (h) Underlying Shares. Holdings shall at all times reserve and keep
              -----------------
available, free from preemptive rights, out of its authorized but unissued Common Stock or Common Stock held in the treasury of Holdings, for the purpose of effecting the exercise of Warrants, the full number of Shares then deliverable upon the exercise of all Warrants then outstanding and payment of the exercise price, and the shares so deliverable shall be fully paid and nonassessable and free from all liens and security interests.

          (i) Specificity of Adjustment. Irrespective of any adjustments in the
              -------------------------
number or kind of shares purchasable upon the exercise of the Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same number and kind of Shares per Warrant as are stated on the Warrant Certificates initially issuable pursuant to this Agreement.

          (j) Voluntary Adjustment. Holdings from time to time may increase the
              --------------------
Exercise Rate by any number and for any period of time (provided that such
                                                        --------
period is not less than 20 Business Days). Whenever the Exercise Rate is so increased, Holdings shall mail to holders at the addresses appearing on the Warrant Register and file with the Warrant Agent a notice of the increase. Holdings shall give the notice at least 15 days before the date the increased Exercise Rate takes effect. The notice shall state the increased Exercise Rate and the period it will be in effect. A voluntary increase in the Exercise Rate does not change or adjust the Exercise Rate otherwise in effect as determined by this Section 5.01.

          (k) Multiple Adjustments. After an adjustment to the Exercise Rate for
              --------------------
outstanding Warrants under this Article V, any subsequent event requiring an adjustment under this Article V shall cause an adjustment to the Exercise Rate for outstanding Warrants as so adjusted.

          (l)  Definitions.
               -----------

          "Capital Stock" means, with respect to any person, any and all shares,
           -------------
interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such person's capital stock, whether outstanding on the Issue Date (as defined in the Indenture) or issued after the Issue Date, and any and all rights, warrants or options exchangeable for or convertible into such capital stock.

          "Current Market Value" per share of Common Stock of Holdings or any
           --------------------
other security at any date means (i) if the security is not registered under the Exchange Act, (a) the fair market value of the security, determined in good faith by the Board of Directors of Holdings if the aggregate amount of such security to be issued is less than or equal to $20.0 million, or if the aggregate amount of such security exceeds $20.0 million, as determined by an Independent Financial Expert (provided that, in the case of the calculation of Current Market Value for determining the cash value of fractional shares, any such determination within six months that is, in the good faith judgment of the Board, a reasonable determination of value, may be utilized) or (ii) (a) if the security is registered under the Exchange Act, the average of the daily closing sales prices of the securities for the 20 consecutive days immediately preceding such date, or (b) if the security has been registered under the Exchange Act for less than 20 consecutive days immediately preceding such date, then the average of the closing sales prices for all of the trading days before such date for which closing sales prices are available, in the case of each of (ii)(a) and
(ii)(b), as certified to the Warrant Agent by the President, any Vice President or the Chief Financial Officer of Holdings. The closing sales price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any United States national securities exchange or quotation system, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any United States national securities exchange or quotation system, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by Holdings, (C) in the case of a security not then listed or admitted to trading on any United States national securities exchange or quotation system and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York customarily published on each Business Day, designated by Holdings, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (D) if there are not bid and asked prices reported during the 30 days prior to the date in question, the Current Market Value shall be determined as if the Shares (or other securities) were not registered under the Exchange Act.

          "Independent Financial Expert" means a United States investment
           ----------------------------
banking firm of national or regional standing in the United States (i) which does not, and whose directors, officers and employees or Affiliates do not have a direct or indirect material financial interest for its proprietary account in Holdings or any of its Affiliates and (ii) which, in the judgment of the

Board of Directors of Holdings, is otherwise independent with respect to Holdings and its Affiliates and qualified to perform the task for which it is to be engaged.

          "Time of Determination" means, (i) in the case of any distribution of
           ---------------------
securities or other property to existing stockholders to which paragraph (b) applies, the time and date of the determination of stockholders entitled to receive such securities or property or (ii) in the case of any other issuance and sale to which paragraph (b) applies, the time and date of such issuance or sale.

          (m) When De Minimis Adjustment may be Deferred. No Adjustment in the
              ------------------------------------------
Exercise Rate need be made unless the adjustment would require an increase of at least 1% in the Exercise Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustments. All calculations under this Section 5 shall be made to the nearest 1/1000th of a share, as the case may be.

          SECTION 5.02. Fractional Shares. Holdings will not be required to
                        -----------------
issue fractional Shares upon exercise of the Warrants or distribute Share certificates that evidence fractional Shares. In the event a holder is required by Section 2.02(c) to make a Cashless Exercise, the number of Shares issuable shall be rounded up to the nearest whole number. In addition, in no event shall any holder of Warrants be required to make any payment of a fractional cent. In lieu of fractional Shares, there shall be paid to the registered holders of Warrant Certificates at the time Warrants evidenced thereby are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Value, per Share on the Business Day preceding the date the Warrant Certificates evidencing such Warrants are surrendered for exercise. Such payments will be made by check or by transfer to an account maintained by such registered holder with a bank in The City of New York. If any holder surrenders for exercise more than one Warrant Certificate, the number of Shares deliverable to such holder may, at the option of Holdings, be computed on the basis of the aggregate amount of all the Warrants exercised by such holder.

          SECTION 5.03. Certain Distributions. If at any time Holdings grants,
                        ---------------------
issues or sells options, convertible securities, or rights to purchase Capital Stock, warrants or other securities pro rata to the record holders of any Common Stock (the "Distribution Rights") or, without duplication, makes any dividend or
            -------------------
otherwise makes any distribution, including, subject to applicable law, pursuant to any plan of liquidation ("Distribution") on Common Stock (whether in cash,
                             ------------
property, evidences of indebtedness or otherwise), then Holdings shall grant, issue, sell or make to each registered holder of Warrants then outstanding, the aggregate Distribution Rights or Distribution, as the case may be, which such holder would have acquired if such holder had held the maximum number of Shares acquirable upon complete exercise of such holder's Warrants (regardless of whether the Warrants are then exercisable and without giving effect to the Cashless Exercise option) immediately before the record date for the grant, issuance or sale of such Distribution Rights or Distribution, as the case may be, or, if there is no such record date, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Distribution Rights or Distribution, as the case may be.

                                  ARTICLE VI

                          CONCERNING THE WARRANT AGENT
                          ----------------------------

                  SECTION 6.01. Warrant Agent. Holdings hereby appoints State
                                -------------
Street Bank and Trust Company as Warrant Agent of Holdings in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein and in the Warrant Certificates set forth; and State Street Bank and Trust Company hereby accepts such appointment. The Warrant Agent shall have the powers and authority specifically granted to and conferred upon it in the Warrant Certificates and hereby and such further powers and authority to act on behalf of Holdings as Holdings may hereafter grant to or confer upon it and it shall accept in writing. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof. The Warrant Agent may act through agents and shall not be responsible for the misconduct or negligence of any such agent appointed with due care.

                  SECTION 6.02. Conditions of Warrant Agent's Obligations. The
                                -----------------------------------------
Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof and in the Warrant Certificates, including the following, to all of which Holdings agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

                  (a) The Warrant Agent shall be entitled to compensation to be agreed upon with Holdings in writing for all services rendered by it and Holdings agrees promptly to pay such compensation and to reimburse the Warrant Agent for its reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred without gross negligence or willful misconduct on its part in connection with the services rendered by it hereunder. Holdings also agrees to indemnify the Warrant Agent and any predecessor Warrant Agent, their directors, officers, affiliates, agents and employees for, and to hold them and their directors, officers, affiliates, agents and employees harmless against, any loss, liability or expense of any nature whatsoever (including, without limitation, reasonable fees and expenses of counsel) incurred without gross negligence or willful misconduct on the part of the Warrant Agent, arising out of or in connection with its acting as such Warrant Agent hereunder and its exercise of its rights and performance of its obligations hereunder. The obligations of Holdings under this Section 6.02 shall survive the exercise and the expiration of the Warrant Certificates and the resignation and removal of the Warrant Agent.

                  (b) In acting under this Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of Holdings and does not assume any obligation or relationship of agency or trust for or with any of the owners or holders of the Warrant Certificates.

                  (c) The Warrant Agent may consult with counsel of its selection and any advice or written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion.

                  (d) The Warrant Agent shall be fully protected and shall incur no liability for or in respect of any action taken or omitted to be taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, opinion of counsel, instruction, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                  (e) The Warrant Agent, and its officers, directors, affiliates and employees ("Related Parties"), may become the owners of, or acquire
                         ---------------
         any interest in, Warrant Certificates, shares or other obligations of Holdings with the same rights that it or they would have it if were not the Warrant Agent hereunder and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with Holdings and may act on, or as Depository, trustee or agent for, any committee or body of holders of shares or other obligations of Holdings as freely as if it were not the Warrant Agent hereunder. Nothing in this Agreement shall be deemed to prevent the Warrant Agent or such Related Parties from acting in any other capacity for Holdings.

                  (f) The Warrant Agent shall not be under any liability for interest on, and shall not be required to invest, any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

                  (g) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement (or any term or provision hereof) or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its authentication thereof).

                  (h) The recitals and other statements contained herein and in the Warrant Certificates (except as to the Warrant Agent's authentication thereon) shall be taken as the statements of Holdings and the Warrant Agent assumes no responsibility for the correctness of the same. The Warrant Agent does not make any representation as to the validity or sufficiency of this Agreement or the Warrant Certificates, except for its due execution and delivery of this Agreement; provided,
                                                                      --------
         however, that the Warrant Agent shall not be relieved of its duty to
         -------
         authenticate the Warrant Certificates as authorized by this Agreement. The Warrant Agent shall not be accountable for the use or application by Holdings of the proceeds of the exercise of any Warrant.

                  (i) Before the Warrant Agent acts or refrains from acting with respect to any matter contemplated by this Warrant Agreement, it may require:

                           (1) an Officers' Certificate (as defined in the
                  Indenture) stating on behalf of Holdings that, in the opinion of the signers, all conditions precedent, if any, provided for in this Warrant Agreement relating to the proposed action have been complied with; and

                           (2) if reasonably necessary in the sole judgment of
                  the Warrant Agent, an opinion of counsel for Holdings stating that, in the opinion of such counsel, all such conditions precedent have been complied with provided that such matter is one customarily opined on by counsel.

                  Each Officers' Certificate or, if requested, an opinion of counsel with respect to compliance with a condition or covenant provided for in this Warrant Agreement shall include:

                           (1) a statement that the person making such
                  certificate or opinion has read such covenant or condition;

                           (2) a brief statement as to the nature and scope of
                  the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (3) a statement that, in the opinion of such person,
                  he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (4) a statement as to whether or not, in the opinion
                  of such person, such condition or covenant has been complied with.

                  (j) The Warrant Agent shall be obligated to perform such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by Holdings of any of the Warrant Certificates authenticated by the Warrant Agent and delivered by it to Holdings pursuant to this Agreement. The Warrant Agent shall have no duty or responsibility in case of any default by Holdings in the performance of its covenants or agreements contained in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 7.02 hereof, to make any demand upon Holdings.

                  (k) Unless otherwise specifically provided herein, any order, certificate, notice, request, direction or other communication from Holdings made or given under any provision of this Agreement shall be sufficient if signed by its chairman of the Board of

         Directors, its president, its treasurer, its controller or any vice president or its secretary or any assistant secretary.

                  (l) The Warrant Agent shall have no responsibility in respect of any adjustment pursuant to Article V hereof.

                  (m) Holdings agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

                  (n) The Warrant Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder from any one of the chairman of the Board of Directors, the president, the treasurer, the controller, any vice president or the secretary or assistant secretary of Holdings or any other officer or official of Holdings reasonably believed to be authorized to give such instructions and to apply to such officers or officials for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions with respect to any matter arising in connection with the Warrant Agent's duties and obligations arising under this Agreement. Such application by the Warrant Agent for written instructions from Holdings may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent with respect to its duties or obligations under this Agreement and the date on or after which such action shall be taken and the Warrant Agent shall not be liable for any action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall be not less than 10 Business Days after Holdings receives such application unless Holdings consents to a shorter period), provided that (i) such application includes a statement to the effect that it is being made pursuant to this paragraph (n) and that unless objected to prior to such date specified in the application, the Warrant Agent will not be liable for any such action or omission to the extent set forth in such paragraph (n) and (ii) prior to taking or omitting any such action, the Warrant Agent has not received written instructions objecting to such proposed action or omission.

                  (o) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by Holdings prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed on behalf of Holdings by any one of the chairman of the Board of Directors, the president, the treasurer, the controller, any vice president or the secretary or assistant secretary of Holdings or any other officer or official of Holdings reasonably believed to be authorized to give such instructions and delivered to the Warrant Agent; and such certificate shall be full authorization to the War-rant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                  (p) The Warrant Agent shall not be required to risk or expend its own funds in the performance of its obligations and duties hereunder.

                  SECTION 6.03. Resignation and Appointment of Successor. (a)
                                ----------------------------------------
Holdings agrees, for the benefit of the holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder.

                  (b) The Warrant Agent may at any time resign as Warrant Agent by giving written notice to Holdings of such intention on its part, specifying the date on which its desired resignation shall become effective; provided,
                                                                  --------
however, that such date shall be at least 30 days after the date on which such
-------
notice is given unless Holdings agrees to accept less notice. Upon receiving such notice of resignation, Holdings shall promptly appoint a successor Warrant Agent, qualified as provided in Section 6.03(d) hereof, by written instrument in duplicate signed on behalf of Holdings, one copy of which shall be delivered to the resigning Warrant Agent and one copy to the successor Warrant Agent. As provided in Section 6.03(d) hereof, such resignation shall become effective upon the earlier of (x) the acceptance of the appointment by the successor Warrant Agent or (y) 30 days after receipt by Holdings of notice of such resignation. Holdings may, at any time and for any reason, and shall, upon any event set forth in the next succeeding sentence, remove the Warrant Agent and appoint a successor Warrant Agent by written instrument in duplicate, specifying such removal and the date on which it is intended to become effective, signed on behalf of Holdings, one copy of which shall be delivered to the Warrant Agent being removed and one copy to the successor Warrant Agent. The Warrant Agent shall be removed as aforesaid if it shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Warrant Agent or of its property shall be appointed, or any public officer shall take charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation. Any removal of the Warrant Agent and any appointment of a successor Warrant Agent shall become effective upon acceptance of appointment by the successor Warrant Agent as provided in Section 6.03(d). As soon as practicable after appointment of the successor Warrant Agent, Holdings shall cause written notice of the change in the Warrant Agent to be given to each of the registered holders of the Warrants in the manner provided for in
Section 8.04 hereof.

                  (c) Upon resignation or removal of the Warrant Agent, if Holdings shall fail to appoint a successor Warrant Agent within a period of 60 days after receipt of such notice of resignation or removal, then the holder of any Warrant Certificate or the retiring Warrant Agent may apply to a court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by Holdings or by such a court, the duties of the Warrant Agent shall be carried out by Holdings.

                  (d) Any successor Warrant Agent, whether appointed by Holdings or by a court, shall be a bank or trust company in good standing, incorporated under the laws of the United

States of America or any State thereof and having, at the time of its appointment, a combined capital surplus of at least $250 million. Such successor Warrant Agent shall execute and deliver to its predecessor and to Holdings an instrument accepting such appointment hereunder and all the provisions of this Agreement, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Warrant Agent hereunder, and such predecessor shall thereupon become obligated to (i) transfer and deliver, and such successor Warrant Agent shall be entitled to receive, all securities, records or other property on deposit with or held by such predecessor as Warrant Agent hereunder and (ii) upon payment of the amounts then due it pursuant to Section 6.02(a) hereof, pay over, and such successor Warrant Agent shall be entitled to receive, all monies deposited with or held by any predecessor Warrant Agent hereunder.

                  (e) Any corporation or bank into which the Warrant Agent hereunder may be merged or converted, or any corporation or bank with which the Warrant Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation or bank to which the Warrant Agent shall sell or otherwise transfer all or substantially all of its corporate trust business, shall be the successor to the Warrant Agent under this Agreement (provided that such corporation or bank shall be qualified as aforesaid) without the execution or filing of any document or any further act on the part of any of the parties hereto.

                  (f) No Warrant Agent under this Warrant Agreement shall be personally liable for any action or omission of any successor Warrant Agent.

                                   ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

                  SECTION 7.01. Amendment. This Agreement and the terms of the
                                ---------
Warrants may be amended by Holdings and the Warrant Agent, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein or therein, or to effect any assumptions of Holdings' obligations hereunder and thereunder by a successor corporation under the circumstances described in Section 5.01(d) hereof or in any other manner which Holdings may deem necessary or desirable and which shall not adversely affect the interests of the holders of the Warrant Certificates.

                  Holdings and the Warrant Agent may amend, modify or supplement this Agreement and the terms of the Warrants, and waivers to departures from the terms hereof and thereof may be given, with the consent of the Requisite Warrant Holders (as defined below) for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the holders of the outstanding Warrants; provided, however, that no such modification that increases the Exercise Price
--------  -------
or decreases
the Exercise Rate, makes any change to the last paragraph of Section 5.01(d), reduces the period of time during which the Warrants are exercisable hereunder, or effects any change to this Section 7.01 may be made with respect to any Warrant without the consent of the holder of such Warrant. "Requisite Warrant
                                                            -----------------
Holders" means (i) in the case of any amendment, modification, supplement or
-------
waiver affecting Warrant Holders, the holders of a majority in number of the outstanding Warrants so affected, or (ii) in the case of any amendment, modification, supplement or waiver affecting Warrant Holders, a majority in number of Shares represented by the Warrants that would be issuable assuming exercise thereof at the time such amendment, modification, supplement or waiver is voted upon. Notwithstanding any other provision of this Agreement, the Warrant Agent's consent must be obtained regarding any supplement or amendment which alters the Warrant Agent's rights or duties (it being expressly understood that the foregoing shall not be in derogation of the right of Holdings to remove the Warrant Agent in accordance with Section 6.03 hereof). For purposes of any amendment, modification or waiver hereunder, Warrants held by Holdings or any of its Affiliates shall be disregarded.

                  Any modification or amendment made in accordance with this Agreement will be conclusive and binding on all present and future holders of Warrant Certificates whether or not they have consented to such modification or amendment or waiver and whether or not notation of such modification or amendment is made upon such Warrant Certificates. Any instrument given by or on behalf of any holder of a Warrant Certificate in connection with any consent to any modification or amendment will be conclusive and binding on all subsequent holders of such Warrant Certificate.

                  SECTION 7.02. Notices and Demands to Holdings and Warrant
                                -------------------------------------------
Agent. If the Warrant Agent shall receive any notice or demand addressed to
-----
Holdings by the holder of a Warrant Certificate pursuant to the provisions hereof or of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to Holdings.

                  SECTION 7.03. Addresses for Notices to Parties and for
                                ----------------------------------------
Transmission of Documents. All notices hereunder to the parties hereto shall be
-------------------------
deemed to have been given when sent by certified or registered mail, postage prepaid, or by facsimile transmission, confirmed by first class mail, postage prepaid, addressed to any party hereto as follows:

                  To Holdings:

                  Mattress Discounters Holding Corporation
                  c/o Bain Capital Inc.
                  Two Copley Place
                  Boston, MA  02116

                  Attention:  Michael Krupka

                  Facsimile:  (617) 572-3274
                  Telephone:  (617) 572-2753

                  To the Warrant Agent:

                  State Street Bank and Trust Company
                  Goodwin Square, 225 Asylum Street, 23rd Floor
                  Hartford, CT  06103

                  Attention:  Corporate Trust Administration

                  Facsimile:  (880) 244-1889
                  Telephone:  (860) 244-1813

                  Attention:  Corporate Trust Department

or at any other address of which either of the foregoing shall have notified the other in writing.

                  SECTION 7.04. Notices to Holders. Notices to holders of
                                ------------------
Warrants shall be mailed to such holders at the addresses of such holders as they appear in the Warrant Register. Any such notice shall be sufficiently given if sent by first-class mail, postage prepaid.

                  SECTION 7.05. APPLICABLE LAW; SUBMISSION TO JURISDICTION. THE
                                ------------------------------------------
VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER AND OF THE RESPECTIVE TERMS AND PROVISIONS THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

                  SECTION 7.06. Persons Having Rights Under Agreement. Nothing
                                -------------------------------------
in this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than Holdings, the Warrant Agent, the holders of the Warrant Certificates and, with respect to Sections 4.04 and 4.05, the holders of Shares issued pursuant to Warrants, any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants (except for Section 4.04 which shall be for the benefit of all holders of Shares issued pursuant to Warrants), conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of Holdings and the Warrant Agent and their successors and of the holders of the Warrant Certificates.

                  SECTION 7.07. Headings. The descriptive headings of the
                                --------
several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  SECTION 7.08. Counterparts. This Agreement may be executed in
                                ------------
any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

                  SECTION 7.09. Inspection of Agreement. A copy of this
                                -----------------------
Agreement shall be available during regular business hours at the principal corporate trust office of the Warrant Agent, for inspection by the holder of any Warrant Certificate. The Warrant Agent may require such holder to submit his Warrant Certificate for inspection by it.

                  SECTION 7.10. Availability of Equitable Remedies. Since a
                                ----------------------------------
breach of the provisions of this Agreement could not adequately be compensated by money damages, holders of Warrants shall be entitled, in addition to any other right or remedy available to them, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to such injunction and to the ordering of specific performance.

                  SECTION 7.11. Obtaining of Governmental Approvals. Holdings
                                -----------------------------------
will from time to time take all action required to be taken by it which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and state laws, and the rules and regulations of all stock exchanges on which the Warrants are listed which may be or become requisite in connection with the issuance, sale, transfer, and delivery of the Warrant Certificates, the exercise of the Warrants or the issuance, sale, transfer and delivery of the Shares issued upon exercise of the Warrants.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                       MATTRESS DISCOUNTERS HOLDING CORPORATION



                                       By:   /s/ Michael A. Krupka
                                           ----------------------------
                                             Name: Michael A. Krupka
                                             Title: President


                                       STATE STREET BANK AND TRUST COMPANY
                                         as Warrant Agent



                                       By:   /s/ Laurel Melody - Casasanta
                                           ----------------------------
                                             Name: Laurel Melody - Casasanta
                                             Title:

                                                                       EXHIBIT A
                                                                       ---------

                          [FORM OF WARRANT CERTIFICATE]

                                     [FACE]

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH HOLDINGS OR ANY AFFILIATE OF HOLDINGS WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO HOLDINGS, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY OTHER DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO HOLDINGS' AND THE WARRANT AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER (A FORM OF WHICH MAY BE OBTAINED FROM HOLDINGS OR THE WARRANT AGENT) COMPLETED AND

DELIVERED BY THE TRANSFEROR TO HOLDINGS AND THE WARRANT AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A COMMON STOCK REGISTRATION RIGHTS AGREEMENT DATED AS OF AUGUST 6, 1999 AMONG HOLDINGS, MATTRESS DISCOUNTERS HOLDING L.L.C. AND CHASE SECURITIES INC., CIBC WORLD MARKETS CORP. AND BANCBOSTON ROBERTSON STEPHENS INC., A COPY OF WHICH IS ON FILE WITH THE WARRANT AGENT.

                                                                      CUSIP #[ ]

No. [_]                                                   [_] Warrants

                               WARRANT CERTIFICATE

                    MATTRESS DISCOUNTERS HOLDING CORPORATION

                  This Warrant Certificate certifies that [_], or registered assigns, is the registered holder of [_] Warrants (the "Warrants") to purchase
                                                        --------
shares of Class A Common Stock, par value $0.01 per share and Class L Common Stock, par value $0.01 per share (collectively, the "Common Stock"), of MATTRESS DISCOUNTERS HOLDING CORPORATION, a Virginia corporation ("Holdings", which term
                                                          --------
includes its successors and assigns). Each Warrant entitles the holder to purchase from Holdings at any time from 9:00 a.m. New York City time on or after the Exercisability Date until 5:00 p.m., New York City time, on July 15, 2007 (the "Expiration Date"), 4.850 fully paid, registered and non-assessable shares
      ---------------
of Class A Common Stock and 0.539 fully paid, registered and non-assessable shares of Class L Common Stock subject to adjustment as provided in Article V of the Warrant Agreement, at the exercise price of $0.01 for each share purchased (the "Exercise Price") (the shares of Common Stock purchasable upon exercise of
      --------------
a Warrant being herein referred to as the "Shares" and, unless the context
                                           ------
otherwise requires, such term shall also mean the other securities or property purchasable and deliverable upon exercise of a Warrant as provided in the Warrant Agreement), upon surrender of this Warrant Certificate and payment of the Exercise Price (i) by wire transfer or certified check, (ii) pursuant to the next sentence or (iii) in any combination of (i) and (ii), at any office or agency maintained for that purpose by Holdings (the "Warrant Agent Office"), subject to the conditions set forth herein and in the Warrant Agreement. A Warrant may also be exercised solely by the surrender of the Warrant, and without the payment of the Exercise Price in cash, for such number of Shares equal to the product of (1) the number of Shares for which such Warrant is exercisable with payment of the Exercise Price as of the date of exercise and
(2) the Cashless Exercise Ratio. For purposes of this Warrant, the "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Current Market Value per share of the Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Current Market Value per share of the Common Stock on the date of exercise. An exercise of a Warrant in accordance with the immediately preceding sentences is herein called a "Cashless Exercise." Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the Holder's option to elect a Cashless Exercise, the number of Shares deliverable upon a Cashless Exercise shall be equal to the Cashless Exercise Ratio multiplied by the product of (a) the number of Warrants that the holder specifies is to be exercised pursuant to a Cashless Exercise and (b) the number of Shares for which such Warrant is then exercisable (without giving effect to the Cashless Exercise Option). If Holdings has not effected the registration under the Securities Act of the offer and sale of the Shares by Holdings to the holders of the Warrants upon the exercise thereof, Holdings may elect to require that holders of the Warrants effect the exercise of the Warrants solely pursuant to the Cashless Exercise option and may also amend the Warrants to eliminate the requirement for payment of the Exercise Price with respect to such Cashless Exercise option. All provisions of the Warrant Agreement shall be applicable with respect to an exercise of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. Capitalized terms used herein without being defined herein shall have the definitions ascribed to such terms in the Warrant Agreement.

                  "Current Market Value" per share of Common Stock of Holdings
                   --------------------
or any other security at any date means (i) if the security is not registered under the Exchange Act, (a) the fair market value of the security, determined in good faith by the Board of Directors of Holdings if the aggregate amount of such security to be issued is less than or equal to $20.0 million, or if the aggregate amount of such security exceeds $20.0 million, as determined by an Independent Financial Expert (provided that, in the case of the calculation of
                              --------
Current Market Value for determining the cash value of fractional shares, any such determination within six months that is, in the good faith judgment of the Board, a reasonable determination of value, may be utilized) or (ii) (a) if the security is registered under the Exchange Act, the average of the daily closing sales prices of the securities for the 20 consecutive trading days immediately preceding such date, or (b) if the security has been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the closing sales prices for all of the trading days before such date for which closing sales prices are available, in the case of each of
(ii)(a) and (ii)(b), as certified to the Warrant Agent by the President, any Vice President or the Chief Financial Officer of Holdings. The closing sales price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any United States national securities exchange or quotation system, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any United States national securities exchange or quotation system, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by Holdings, (C) in the case of a security not then listed or admitted to trading on any United States national securities exchange or quotation system and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York customarily published on each Business Day, designated by Holdings, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (D) if there are not bid and asked prices reported during the 30 days prior to the date in question, the Current Market Value shall be determined as if the Shares (or other securities) were not registered under the Exchange Act.

                  "Exercise Event" means, with respect to each Warrant, the date
                   --------------
of the occurrence of the earliest of: (1) an Initial Public Equity Offering (as defined in the Warrant Agreement), (2) a class of equity securities of Holdings is listed on a national securities exchange or authorized for quotation on the Nasdaq National Market or is otherwise subject to registration under the Exchange Act or (3) the Separability Date.

                  "Independent Financial Expert" means a United States
                   ----------------------------
investment banking firm of national or regional standing, (i) which does not, and whose directors, officers and employees or Affiliates do not have a direct or indirect material financial interest for its proprietary account in Holdings or any of its Affiliates and (ii) which, in the judgment of the Board of Directors of Holdings, is otherwise independent with respect to Holdings and its Affiliates and qualified to perform the task for which it is to be engaged.

                  "Separability Date" shall mean the earliest to occur of: (1)
                   -----------------
180 days after the Issue Date (as defined in the Indenture); (2) the occurrence of a Change of Control (as defined in the Indenture); (3) the occurrence of an Event of Default (as defined in the Indenture); (4) the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the Notes or the Exchange Notes (as defined in
 --------------
the Indenture); or (5) such earlier date as determined by Chase Securities Inc. in its discretion and specified to Holdings, the Trustee, the Warrant Agent and the Unit Agent in writing. The separation of the Warrants and the Notes is herein referred to as a "Separation."
                         ----------

                  No exercise of the Warrants may be effected which does not call for the issuance of a number of shares of Class A Common Stock and a number of shares of Class L Common Stock in direct proportion (subject only to rounding with respect to fractional shares) to the aggregate number of shares of Class A Common Stock and the aggregate number of shares of Class L Common Stock then issuable upon exercise of the Warrants evidenced hereby.

                  Holdings has initially designated the principal corporate trust office of the Warrant Agent in the Borough of Manhattan, The City of New York, as the initial Warrant Agent Office. The number of Shares issuable upon exercise of the Warrants ("Exercise Rate") is subject to adjustment upon the
                           -------------
occurrence of certain events set forth in the Warrant Agreement.

                  Any Warrants not exercised on or prior to 5:00 p.m., New York City time, on July 15, 2007 shall thereafter be void.

                  If Holdings merges, amalgamates or consolidates with or into, or sells all or substantially all of its property and assets to, another Person solely for cash, the holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of Shares (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event (less the Exercise Price).

                  Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Warrant Certificate shall not be valid unless authenticated by the Warrant Agent, as such term is used in the Warrant Agreement.

                  THIS WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

                  WITNESS the seal of Holdings and signatures of its duly authorized officers.

Dated:

                                          MATTRESS DISCOUNTERS HOLDING
                                          CORPORATION



                                          By:
                                               -----------------------------
                                                 Name:
                                                 Title:

Attest:


By:
    -----------------------------
      Name:
      Title:


Certificate of Authentication:
This is one of the Warrants referred to in the within mentioned Warrant
Agreement:

STATE STREET BANK AND TRUST COMPANY
     as Warrant Agent


By:
    -----------------------------
      Authorized Signatory

                          [FORM OF WARRANT CERTIFICATE]

                                    [REVERSE]

                    MATTRESS DISCOUNTERS HOLDING CORPORATION

                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring at 5:00 p.m., New York City time, on July 15, 2007 (the "Expiration Date"), each of which represents the right to
                       ---------------
purchase at any time on or after the Exercisability Date (as defined in the Warrant Agreement) and on or prior to the Expiration Date 4.850 shares of Class A Common Stock and 0.539 shares of Class L Common Stock subject to adjustment as set forth in the Warrant Agreement. The Warrants are issued pursuant to a Warrant Agreement dated as of August 6, 1999 (the "Warrant Agreement"), duly
                                                   -----------------
executed and delivered by Holdings to State Street Bank and Trust Company, as Warrant Agent (the "Warrant Agent"), which Warrant Agreement is hereby
                    -------------
incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, Holdings and the holders (the words "holders" or holder" meaning the registered holders or registered holder) of the Warrants.

                  Warrants may be exercised by (i) surrendering at any Warrant Agent Office this Warrant Certificate with the form of Election to Exercise set forth hereon duly completed and executed and (ii) to the extent such exercise is not being effected through a Cashless Exercise by paying in full the Warrant Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to the Warrant Agreement.

                  If all of the items referred to in the preceding paragraph are received by the Warrant Agent at or prior to 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrant to which such items relate will be effective on such Business Day. If any items referred to in the preceding paragraph are received after 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be deemed to be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on July 15, 2007, if all of the items referred to in the preceding paragraph are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

                  As soon as practicable after the exercise of any Warrant or Warrants, Holdings shall issue or cause to be issued to or upon the written order of the registered holder of this Warrant Certificate, a certificate or certificates evidencing the Share or Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of this Warrant Certificate. Such certificate or certificates evidencing the Share or Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Share or Shares as of the close of business on the date upon which the exercise of this Warrant was deemed to be effective as provided in the preceding paragraph.

                  Holdings will not be required to issue fractional shares of Common Stock upon exercise of the Warrants or distribute Share certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, there shall be paid to the registered Holder of this Warrant Certificate at the time such Warrant Certificate is exercised an amount in cash equal to the same fraction of the Current Market Value per share of Common Stock on the Business Day preceding the date this Warrant Certificate is surrendered for exercise.

                  Warrant Certificates, when surrendered at any office or agency maintained by Holdings for that purpose by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged for a new Warrant Certificate or new Warrant Certificates evidencing in the aggregate a like number of Warrants, in the manner and subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  Upon due presentment for registration of transfer of this Warrant Certificate at any office or agency maintained by Holdings for that purpose, a new Warrant Certificate evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  Holdings and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither Holdings nor the Warrant Agent shall be affected by any notice to the contrary.

                  The term "Business Day" shall mean any day on which (i) banks in New York City, (ii) the principal U.S. securities exchange or market, if any, on which the Common Stock is listed or admitted to trading and (iii) the principal U.S. securities exchange or market, if any, on which the Warrants are listed or admitted to trading are open for business.

                  The Warrants and the Shares are entitled to the benefits of a registration rights agreement relating to the Warrants and the shares of Common Stock issuable upon exercise thereof (the "Common Stock Registration Rights
                                           --------------------------------
Agreement"). The Common Stock Registration Rights Agreement provides the holders
---------
of Registrable Securities with the right, subject to the conditions and limitations contained therein, to include the Registrable Securities in certain registration statements filed by Holdings for its account or for the account of any of its securityholders.

                         (FORM OF ELECTION TO EXERCISE)


(To be executed upon exercise of Warrants on the Exercise Date)

                  The undersigned hereby irrevocably elects to exercise [_] of the Warrants represented by this Warrant Certificate and purchase the whole number of Shares issuable upon the exercise of such Warrants and herewith tenders payment for such Shares as follows:

                  $[_] in cash or by certified or official bank check; or by surrender of Warrants pursuant to a Cashless Exercise (as defined in the Warrant Agreement) for [_] shares of Class A Common Stock and [_] shares of Class L Common Stock at the current Cashless Exercise Ratio.

                  The undersigned requests that a certificate representing such Shares be registered in the name of ____________________ whose address is _________________________ and that such shares be delivered to
__________________________ whose address is __________________________. Any cash payments to be paid in lieu of a fractional Share should be made to __________________ whose address is ________________________ and the check representing payment thereof should be delivered to ______________________ whose address is ___________________.

                  Dated __________________, ____

                  Name of holder of
                  Warrant Certificate:  _______________________________
                                                 (Please Print)

                  Tax Identification or
                  Social Security Number:  ____________________________

                  Address:  ___________________________________________

                                    ___________________________________________

                  Signature:  _________________________________________
                                         Note:        The above signature must
                                                      correspond with the name
                                                      as written upon the face
                                                      of this Warrant
                                                      Certificate in every
                                                      particular, without
                                                      alteration or enlargement
                                                      or any change whatever and
                                                      if the certificate
                                                      representing the Shares or
                                                      any Warrant Certificate
                                                      representing Warrants not
                                                      exercised is to be
                                                      registered in a name other
                                                      than that in which this
                                                      Warrant Certificate is
                                                      registered, or if any cash
                                                      payment to be paid in lieu
                                                      of a fractional share is
                                                      to be made to a person
                                                      other than the registered
                                                      holder
                                                     of this Warrant
                                                     Certificate, the signature
                                                     of the holder hereof must
                                                     be guaranteed as provided
                                                     in the Warrant Agreement.

Dated ____________________, ___

                  Signature:  ________________________________________
                                       Note:         The above signature must
                                                     correspond with the name as
                                                     written upon the face of
                                                     this Warrant Certificate in
                                                     every particular, without
                                                     alteration or enlargement
                                                     or any change whatever.

                  Signature Guaranteed:  _____________________________


                              [FORM OF ASSIGNMENT]

                  For value received _______________________ hereby sells, assigns and transfers unto _____________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated ____________________, ____

                  Signature:  ________________________________________
                                       Note:         The above signature must
                                                     correspond with the name as
                                                     written upon the face of
                                                     this Warrant Certificate in
                                                     every particular, without
                                                     alteration or enlargement
                                                     or any change whatever.

                  Signature Guaranteed:  _____________________________

                SCHEDULE OF EXCHANGES OF CERTIFICATED WARRANTS1
                -----------------------------------------------

The following exchanges of a part of this Global Warrant for certificated Warrants have been made:

                                                         Number of
                                                         Warrants of
               Amount of             Amount of           this Global
               decrease in           increase in         Warrant          Signature of
               Number of             Number of           following        authorized
Date of        Warrants of this      Warrants of this    such decrease    officer of
Exchange       Global Warrant        Global Warrant      (or increase)    Warrant Agent
--------------------------------------------------------------------------------------------






----------------------------------
  1This is to be included only if the Warrant is in global form.

                                                                       EXHIBIT B
                                                                       ---------

                        FORM OF LEGEND FOR GLOBAL WARRANT


                  Any Global Warrant authenticated and delivered hereunder shall bear a legend in substantially the following form:

                  THIS SECURITY IS A GLOBAL WARRANT WITHIN THE MEANING OF THE WARRANT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       EXHIBIT C


                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                     OR REGISTRATION OF TRANSFER OF WARRANTS


               Re: Warrants to Purchase Common Stock (the "Warrants")
                   of MATTRESS DISCOUNTERS HOLDING
                   -------------------------------
                   CORPORATION
                   ------------------------------------

                  This Certificate relates to ____ Warrants held in* ___ book-entry or* _______ certificated form by ______ (the "Transferor").

The Transferor:*

         [_] has requested the Warrant Agent by written order to deliver in exchange for its beneficial interest in the Global Warrant held by the Depository a Warrant or Warrants in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above); or

         [_] has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants.

             In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and the restrictions on transfers thereof as provided in Section 1.08 of such Warrant Agreement, and that the transfer of this Warrant does not require registration under the Securities Act of 1933, as amended (the "Act") because*:
                                         ---

         [_] Such Warrant is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 1.08(a)(y)(A) or Section 1.08(d)(i)(A) of the Warrant Agreement).

         [_] Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Act), in reliance on Rule 144A.

         [_] Such Warrant is being transferred to an institutional "accredited investor" (within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Act).

         [_] Such Warrant is being transferred in reliance on Regulation S under the Act.

         [_] Such Warrant is being transferred in accordance with Rule 144 under the Act.

         [_] Such Warrant is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Act.

                                            ------------------------------
                                            [INSERT NAME OF TRANSFEROR]


                                            By:
                                                -------------------------

Date:
      ------------------
        *Check applicable box.

                                                                       EXHIBIT D


                            Form of Certificate to Be
                          Delivered in Connection with
                 Transfers to Institutional Accredited Investors
                 -----------------------------------------------


                                                             -------------, ----


State Street Bank and Trust Company



Attention:  Corporate Trust Department


Ladies and Gentlemen:

                  In connection with our proposed purchase of warrants (the "Warrants") to purchase Common Stock of Mattress Discounters Holding Corporation ("Holdings"), we confirm that:
  --------
                  1. We have received such information as we deem necessary in order to make our investment decision.

                  2. We understand that any subsequent transfer of the Warrants is subject to certain restrictions and conditions set forth in the Warrant Agreement and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Warrants except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                  3. We understand that the offer and sale of the Warrants have not been registered under the Securities Act, and that the Warrants may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Warrants prior to (x) the date which is three years after the later of the date of original issuance of the Warrants (or such shorter period as may be prescribed by Rule 144(k) under the Securities Act or any successor provision thereto) or the last day on which Holdings or any affiliate of Holdings was owner of such Warrants, or any predecessor thereto, and (y) such later date, if any, as may be required by applicable laws, we will do so only (A) to Holdings, (B) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Warrant Agent a signed letter substantially in the form hereof, (D) outside the United States in accordance with Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) or (F) pursuant to an effective registration statement under the Securities Act and (G) pursuant to another available exemption under the Securities Act, and we further agree to provide to any person purchasing Warrants from us a notice advising such purchaser that resales of the Warrants are restricted as stated herein.

                  4. We understand that, on any proposed resale of Warrants, we will be required to furnish to the Warrant Agent and Holdings, such certification, legal opinions and other information as the Warrant Agent and Holdings may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Warrants purchased by us will bear a legend to the foregoing effect.

                  5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Warrants, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

                  6. We are acquiring the Warrants purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  You and Holdings are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                              Very truly yours,



                                              [Name of Transferee]



                                              By:
                                                  ------------------------------
                                                   [Authorized Signatory]


                  Upon transfer the Warrants would be registered in the name of the new beneficial owner as follows:

Name:______________________________

Address:___________________________

Taxpayer ID Number:________________

                                                                       EXHIBIT E

                            Form of Certificate to Be
                             Delivered in Connection
                           with Regulation S Transfers
                           ---------------------------

                                                           ---------------, ----


State Street Bank and Trust Company



Attention:  Corporate Trust Department


Ladies and Gentlemen:

                  In connection with our proposed sale of Warrants of Mattress Discounters Holding Corporation ("Holdings"), we confirm that such sale has been
                                  --------
effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                           (1) the offer of the Warrants was not made to a
                  person in the United States;

                           (2) either (a) at the time the buy offer was
                  originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                           (3) no directed selling efforts have been made in the
                  United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, as applicable;

                           (4) the transaction is not part of a plan or scheme
                  to evade the registration requirements of the Securities Act;

                           (5) we have advised the transferee of the transfer
                  restrictions applicable to the Warrants; and

                           (6) if the circumstances set forth in Rule 904(c)
                  under the Securities Act are applicable, we have complied with the additional conditions therein, including (if applicable) sending a confirmation or other notice stating that the Warrants may be offered and sold during the restricted period specified in Rule 903(c)(2) or (3), as applicable, in accordance with the provisions of Regulation S; pursuant to registration of the Warrants under the Securities Act; or pursuant to an available exemption from the registration requirements under the Act.

                  You and Holdings are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S under the Securities Act.


                                             Very truly yours,



                                             [Name of Transferee]



                                             By:
                                                 -------------------------------
                                                  [Authorized Signatory]

                  Upon transfer the Warrants would be registered in the name of the new beneficial owner as follows:

Name:______________________________

Address:___________________________

Taxpayer ID Number:________________


--------

1 This is to be included only if the Warrant is in global form.

                                      E-2